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                                                                   Exhibit 23(a)



Liebman, Goldberg & Drogin LLP

                         CONSENT OF INDEPENDENT AUDITORS

      We hereby consent to the use in the Registration Statement on Form S-8 of our report dated February 22, 1999, relating to the audited financial statements of Teltran International Group, Ltd. and any reference to our firm in the Registration Statement.

                                         /s/ LIEBMAN GOLDBERG & DROGIN LLP

                                         LIEBMAN GOLDBERG & DROGIN LLP


GARDEN CITY, NY
November 11, 1999